SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ____________________________

                                    FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 10, 2000


                                    CITICORP

               (Exact name of registrant as specified in charter)



         DELAWARE                      1-5738                  06-1515595
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)


399 PARK AVENUE, NEW YORK, NEW YORK                             10043
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number,
including area code:                                       (212) 559-1000


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)


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                                EXPLANATORY NOTE

      This Form 8-K/A amends the Form 8-K dated October 10, 2000 of Citicorp originally filed with the Securities and Exchange Commission on October 18, 2000. Exhibit 23.1 to such Form 8-K is hereby replaced in its entirety with the attached Exhibit 23.1 to reflect October 13, 2000 as the correct date of the Consent Of Independent Auditors.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         CITICORP
                                         (Registrant)


                                         By:  /s/  Roger W. Trupin
                                            ----------------------------
                                            Name:  Roger W. Trupin
                                            Title: Controller


Dated: October 20, 2000